                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 3

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)   May 15, 1997
                                                         ------------------


                               AgriBioTech, Inc.
----------------------------------------------------------------------------

       (Exact name of small business issuer as specified in its charter)



           Nevada                         1-1935           85-0325742
--------------------------------------------------------------------------
(State or other jurisdiction of        (Commission      (I.R.S. Employer
 incorporation or organization)        File Number)      Identification No.)


  120 Corporate Park Drive, Henderson, Nevada                    (89014)
---------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (702) 566-2440
                                                           --------------

EXPLANATORY NOTE

     This amendment on Form 8-K/A is submitted to correct certain clerical errors in previously filed information and to clarify certain disclosures. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                       Consolidated Financial Statements

                               December 31, 1996

                  (With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
E.F. Burlingham & Sons:

We have audited the accompanying consolidated balance sheet of E.F. Burlingham & Sons and subsidiary as of December 31, 1996, and the related consolidated statements of operations and retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of E.F. Burlingham & Sons and subsidiary as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            KPMG Peat Marwick LLP

May 8, 1997

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                          Consolidated Balance Sheet

                               December 31, 1996



                                    Assets
                                    ------

Current assets:
  Cash and cash equivalents                                    $   945,495
  Trade accounts receivable, less allowance for doubtful
    receivables of $50,000                                       2,393,195
  Inventories                                                    5,189,087
  Prepaid expenses and other current assets                         22,370
                                                               -----------
            Total current assets                                 8,550,147

Property, plant and equipment, at cost, net                      1,198,270

Deferred income tax benefit                                        165,852

Intangible assets, net of amortization                           1,460,314

Other                                                               29,838
                                                               -----------

            Total assets                                       $11,404,421
                                                               ===========
                     Liabilities and Stockholders' Equity
                     ------------------------------------

Current liabilities:
  Current installments of long-term debt                       $   208,074
  Accounts payable                                               3,793,299
  Accrued liabilities                                            1,349,148
                                                               -----------
            Total current liabilities                            5,350,521

Long-term debt, excluding current installments                   1,039,792
                                                               -----------
            Total liabilities                                    6,390,313
                                                               -----------

Stockholders' equity:
  Common stock, $100 par value, 4,000 shares authorized;
    2 shares issued and outstanding                                    200
  Retained earnings                                              5,013,908
                                                               -----------
            Total stockholders' equity                           5,014,108
                                                               -----------

Commitments, contingency and subsequent event
  (notes 7, 8, 9 and 10)
                                                               -----------
            Total liabilities and stockholders' equity         $11,404,421
                                                               ===========

See accompanying notes to consolidated financial statements.

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

          Consolidated Statement of Operations and Retained Earnings

                               December 31, 1996


Net sales                                    $35,642,155

Cost of sales                                 29,331,558
                                             -----------
          Gross profit                         6,310,597

Operating expenses                             4,364,929
                                             -----------
          Income from operations               1,945,668
                                             -----------

Other income (expense):
  Interest expense                              (167,275)
  Interest income                                 29,090
  Royalty income                                  51,459
  Other                                            7,309
                                             -----------
          Total other income (expense)           (79,417)
                                             -----------
          Income before income taxes           1,866,251

Income taxes                                     607,306
                                             -----------

Net income                                     1,258,945

Retained earnings at beginning of year         3,754,963
                                             -----------

Retained earnings at end of year             $ 5,013,908
                                             ===========

Net income per share                         $629,472.50
                                             ===========

See accompanying notes to consolidated financial statements.

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                     Consolidated Statement of Cash Flows

                               December 31, 1996



Cash flows from operating activities:
  Net income                                                                   $ 1,258,945
  Adjustments to reconcile net income to net cash provided by operations:
    Amortization                                                                    53,124
    Depreciation                                                                   143,244
    Deferred income tax                                                            508,302
    Gain on sale of property, plant and equipment                                  (17,308)
    Changes in assets and liabilities:
     Accounts receivable                                                          (910,199)
     Inventories                                                                (2,163,598)
     Prepaid expenses and other current assets                                      79,804
     Accounts payable                                                            2,048,841
     Accrued liabilities                                                           583,741
                                                                               -----------
            Total adjustments                                                      325,951
                                                                               -----------
            Net cash provided by operating activities                            1,584,896
                                                                               -----------

Cash flows from investing activities:
  Purchases of property, plant and equipment                                      (674,830)
  Proceeds from sale of property, plant and equipment                               70,703
                                                                               -----------
            Net cash used by investing activities                                 (604,127)
                                                                               -----------

Cash flows from financing activities:
  Advances under line of credit                                                  3,041,232
  Repayments under line of credit                                               (3,041,232)
  Repayments on long-term debt                                                  (1,364,030)
            Net cash used by financing activities                               (1,364,030)

Net decrease in cash                                                              (383,261)

Cash and cash equivalents at beginning of year                                   1,328,756
                                                                               -----------

Cash and cash equivalents at end of year                                       $   945,495
                                                                               ===========

Supplemental cash flow information:

  Interest paid                                                                $   165,096
                                                                               ===========

  Income taxes paid                                                            $    52,243
                                                                               ===========

Non-cash financing activities - reduction of
  stock redemption note                                                        $   347,146
                                                                               ===========

See accompanying notes to consolidated financial statements.

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

                               December 31, 1996



(1)  Summary of Significant Accounting Policies
     ------------------------------------------

     (a)  Principles of Consolidation
          ---------------------------

          The accompanying consolidated financial statements include the accounts of E.F. Burlingham & Sons and its wholly owned subsidiary, G.W. Burlingham, Inc. (collectively the "Company"). All significant intercompany accounts have been eliminated.

     (b)  Business Operations
          -------------------

          The Company is a certified grass seed distributor that purchases seed, principally from growers in Oregon, and sells to customers throughout the United States and in foreign countries. G.W. Burlingham, Inc. is a foreign sales company ("FSC"), incorporated in Guam, whose sole function is to sell grass seed purchased from E.F. Burlingham & Sons to foreign customers.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Cash and Cash Equivalents
          -------------------------

          It is the Company's policy to include in cash and cash equivalents, investments in short-term commercial paper and bankers' acceptances with maturities of less than 30 days.

     (d)  Inventories
          -----------

          Inventories, primarily consisting of seed products and supplies, are stated at the lower of cost or market. Cost is determined using the average cost method.

     (e)  Depreciation
          ------------

          Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets ranging between 3 to 40 years using straight-line and accelerated methods.



                                                                     (Continued)

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements


     (f)  Intangible Assets
          -----------------

          Intangible assets consist of goodwill and covenants not to compete.
            Goodwill represents the unallocated portion of the purchase price of McCarthy-Burlingham Research Farm, Inc., which was merged with the Company in 1995. Goodwill is being amortized over twenty years using the straight-line method. The covenant not to compete represents the agreement between the current and former owners upon the sale of the Company in May of 1994. The agreement is for a 12-year period and is being amortized over this period using the straight-line method.

     (g)  Income Taxes
          ------------

          Income taxes are accounted for under Statement of Financial Accounting
            Standards No. 109 "Accounting for Income Taxes." Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

     (h)  Revenue Recognition
          -------------------

          The Company recognizes revenue on sales of their products when the products are shipped to customers and title passes. Revenue is reduced by a reserve for estimated returns.

          The Company had foreign sales of $8,781,073 in 1996.

     (i)  Research and Development
          ------------------------

          The Company conducts research and development activities to develop new seed varieties. These costs are expensed as incurred. Research and development expense for the year ended December 31, 1996 was $344,327.



                                                                     (Continued)

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

(2)  Property, Plant and Equipment
     -----------------------------

     A summary of property, plant, and equipment at December 31, 1996 is as follows:

                                                                                     Useful lives
                                                                                     -------------
       Land                                                                                -                   $   242,211
       Buildings                                                                     7 to 40 years               1,053,338
       Equipment                                                                     3 to 10 years               1,046,747
                                                                                                               -----------
                                                                                                                 2,342,296
       Less accumulated depreciation                                                                            (1,144,026)
                                                                                                               -----------
                Net property, plant and equipment                                                              $ 1,198,270
                                                                                                               ===========

(3)  Intangible Assets
     -----------------

     A summary of intangible assets at December 31, 1996 is as follows:

       Goodwill                                                                                                $ 1,062,479
       Covenant not to compete                                                                                     630,000
                                                                                                               -----------
                                                                                                                 1,692,479
       Less accumulated amortization                                                                               232,165
                                                                                                               -----------

                Net intangible assets                                                                          $ 1,460,314
                                                                                                               ===========

(4)  Line of Credit
     ---------------

     The Company has a bank line of credit of $2,700,000. The interest rate on this credit line is at prime (8.25 percent at December 31, 1996). Borrowings against this line of credit are secured by substantially all of the Company's assets. There were no amounts outstanding under the line of credit at December 31, 1996.

(5)  Long-term Debt
     --------------

     Long-term debt at December 31, 1996 consists of the following:

       Stock redemption note                                         $  761,491
       Covenant not to compete liability                                486,375
                                                                     ----------
                                                                      1,247,866
            Less current installments                                  (208,074)
                                                                     ----------

                Long-term debt, excluding current installments       $1,039,792
                                                                     ==========

                                                                     (Continued)

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements


     The stock redemption note bears interest at the rate of 6 percent per annum and is payable in twelve equal annual payments, including interest, of $232,149 due on May 1 of each year. The Company may defer payments under certain circumstances but the unpaid principal portion so deferred may not exceed $464,299. This note is secured by a pledge of the two shares of outstanding common stock of the Company. In addition to the required annual payment due on May 1, 1996, the Company prepaid $600,000 of principal on this note during the year. The holder of the stock redemption note also agreed to reduce the balance owed by $347,146 during 1996 offsetting a settlement made by the Company with respect to royalties payable for periods prior to the stock redemption.

     Subsequent to December 31, 1996, the Company paid $843,800, the remaining balance on the stock redemption note, and the shares securing the note were released.

     Required payments on the covenant not to compete liability are as follows:

            Year ending December 31,                     Amount
            ------------------------                     ------

               1997                                     $ 52,500
               1998                                       52,500
               1999                                       52,500
               2000                                       52,500
               2001                                       52,500
               Thereafter                                223,875
                                                        --------

                                                        $486,375
                                                        ========

(6)  Income Taxes
     ------------

     Income tax expense consists of the following:

            Current:
              Federal                                             $ 69,693
              State                                                 29,311
                                                                  --------
                                                                    99,004
                                                                  --------
            Deferred:
              Federal                                              408,941
              State                                                 99,361
                                                                  --------
                                                                   508,302
                                                                  --------

               Total                                              $607,306
                                                                  ========

                                                                     (Continued)

                            E.F. BURLINGHAM & SONS
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements


     The actual income tax expense for 1996 differs from the "expected" tax expense (computed by applying the U.S. federal corporate tax rate of 34 percent to earnings before income taxes) as follows:

          Computed "expected" tax expense                $634,525
          Officers' life insurance                          7,176
          Meals and entertainment                           3,094
          Goodwill                                         18,062
          State income tax benefit                        (43,748)
          Tax benefit from foreign sales corporation       (8,035)
          Other                                            (3,768)
                                                         --------

                                                         $607,306
                                                          =======

     The tax effects of temporary differences that give rise to significant portions of the deferred tax asset are as follows:

          Covenant not to compete                        $ 62,762
          Deferred compensation                           103,090
                                                         --------
                    Total gross deferred tax assets       165,852
          Less valuation allowance                              -
                                                         --------

                    Net deferred tax assets              $165,852
                                                         ========

     Based on the Company's historical and current pre-tax earnings, management believes it is more likely than not that the Company will realize the benefit of these deductible temporary differences

(7)  Lease Commitment
     ----------------

     The Company leases automobiles and telephone equipment under operating leases. Rental expense under these leases totaled $15,806 in 1996. These leases expire in 1997. Minimum required lease payments are approximately $9,700 in 1997.



                                                                     (Continued)

                                       6
                            E.F. BURLINGHAM & SONS
                                 AND SUBSIDIARY

                  Notes to Consolidated Financial Statements


(8)  401 (K) Employee Savings Plan
     -----------------------------

     The Company has a 401(k) savings plan which permits employer contributions at the discretion of the Board of Directors. The amount of contributions by the employer is limited based on a discretionary formula which may not exceed 15 percent of an employee's annual compensation. Employees qualify for enrollment upon having one year of continuous service. The Company made no employer contributions for the year ended December 31, 1996. The plan is cancelable at the option of the Company.

(9)  Employees Profit Sharing Plan
     -----------------------------

     The Company maintains a profit sharing plan for the benefit of its employees. The Company's contributions are made from its current accumulated profit for each plan year as determined annually by its Board of Directors. The Board of Directors, in its sole discretion, may choose to make contributions without regard to its current or accumulated profit for the plan year. Employees are eligible for the plan upon having one year of continuous service. The Company made contributions to the plan of $75,000 in 1996. The plan can be terminated at the option of the Company.

(10) Subsequent Event
     ----------------

     Effective April 1, 1997, AgriBioTech, Inc. ("ABT") acquired all of the capital stock of the Company for a purchase price of $9,600,000. The Company became, and continues to be, a wholly owned subsidiary of ABT. The transaction was recorded using the purchase method of accounting.

                            E. F. BURLINGHAM & SONS
                                 AND SUBSIDIARY

                           Consolidated Balance Sheet

                                 March 31, 1997


                                  (Unaudited)



                                     Assets
                                     ------

Current assets:
  Cash                                                      $    388,280
  Trade accounts receivable, less allowance for doubtful
    receivables                                                3,782,856
  Inventories                                                  4,010,608
                                                              ----------
              Total current assets                             8,181,744

Property, plant and equipment, at cost, net                    1,165,042

Intangible assets, net of accumulated amortization             1,432,908

Other assets, at cost                                            198,101
                                                              ----------

                                                            $ 10,977,795
                                                              ==========

                      Liabilities and Stockholders' Equity
                      ------------------------------------

Current liabilities:
  Accounts payable                                          $  3,132,915
  Accrued liabilities                                            961,757
  Current installments of long-term debt                         208,074
  Short-term debt                                                165,118
                                                             -----------
           Total current liabilities                           4,467,864

Long-term debt, excluding current
  installments                                                 1,025,667
                                                              ----------
           Total liabilities                                   5,493,531
                                                              ----------

Stockholder's equity:
  Common stock                                                       200
  Retained earnings                                            5,484,064
                                                              ----------
           Total stockholders' equity                          5,484,264
                                                              ----------

                                                            $ 10,977,795
                                                              ==========


See accompanying notes to consolidated financial statements.

                             E.F. BURLINGHAM & SONS
                                 AND SUBSIDIARY

          Consolidated Statements of Operations and Retained Earnings

           For the three-month periods ended March 31, 1997 and 1996

                                  (Unaudited)


                                                 1997          1996
                                              -----------   -----------

Net sales                                      $9,774,996     9,011,620

Cost of sales                                   7,963,940     7,677,044
                                               ----------    ----------
           Gross profit                         1,811,056     1,334,576

Operating expenses                              1,035,499       904,126
                                               ----------    ----------
           Income from operations                 775,557       430,450

Interest expense                                   23,751        46,716
                                               ----------    ----------

Income before income taxes                        751,806       383,734
           Income taxes                           281,650       124,873
                                               ----------    ----------
           Net income                             470,156       258,861

Retained earnings at beginning of period        5,013,908     3,754,962
                                               ----------    ----------

Retained earnings at end of period             $5,484,064     4,013,823
                                               ==========    ==========
Earnings per share                             $  235,078       129,430
                                               ==========    ==========


See accompanying notes to consolidated financial statements.

                             E.F. BURLINGHAM & SONS
                                 AND SUBSIDIARY

                     Consolidated Statements of Cash Flows

           For the three-month periods ended March 31, 1997 and 1996

                                  (Unaudited)




                                                                            1997         1996
                                                                        ------------  -----------

Cash flows from operating activities:
  Net income                                                            $   470,156       258,861
                                                                        -----------    ----------
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Depreciation and amortization                                          60,076        55,906
      Changes in assets and liabilities:
        Trade accounts receivable                                        (1,389,661)   (2,410,612)
        Inventories                                                       1,178,479       822,541
        Accounts payable                                                   (660,384)     (371,199)
        Accrued liabilities                                                (387,391)     (161,573)
        Other                                                                19,959        23,260
                                                                        -----------    ----------
           Total adjustments                                             (1,178,922)   (2,041,677)
                                                                        -----------    ----------
           Net cash flows from operating activities                        (708,766)   (1,782,816)
                                                                        -----------    ----------

Cash flows from investing activities - (additions to) reductions of
  property, plant and equipment                                                 558       (63,292)
                                                                        -----------    ----------

Cash flows from financing activities:
  Reductions of long-term debt                                              (14,125)     (323,893)
  Increases in short-term debt                                              165,118       332,758
                                                                        -----------    ----------
           Net cash flows from financing activities                         150,993         8,865
                                                                        -----------    ----------

Net increase (decrease) in cash                                            (557,215)   (1,837,243)

Cash at beginning of period                                                 945,495     1,902,682
                                                                        -----------    ----------

Cash at end of period                                                   $   388,280        65,439
                                                                        ===========    ==========

Supplemental cash flow information:
      Interest paid                                                     $     1,605         3,356
                                                                        ===========    ==========
      Income taxes paid (refunded)                                      $        -        (26,559)
                                                                        ===========    ==========

See accompanying notes to consolidated financial statements.

                             E.F. BURLINGHAM & SONS
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                            March 31, 1997 and 1996

                                  (Unaudited)



(1)  Presentation of Unaudited Combined Financial Statements
     -------------------------------------------------------

   The unaudited combined financial statements have been prepared in accordance with the rules of the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and accumulated deficit and cash flows, in conformity with generally accepted accounting principles. The information furnished, in the opinion of management reflects all adjustments (consisting primarily of normal recurring accruals) necessary to present fairly the financial position, results of operations and cash flows for the three-month periods ended March 31, 1997 and 1996. The Companies' business is subject to wide seasonal fluctuations and, therefore, the results of operations are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole.

                            AGRIBIOTECH, INC. (ABT);
                        ARNOLD-THOMAS SEED SERVICE, INC.
                        (ATSS); CLARK SEEDS, INC. (CSI);
                       BEACHLEY-HARDY SEED COMPANY (B-H);
                     W-L RESEARCH, INC. AND GERMAIN'S, INC.
                           (COLLECTIVELY W-L/G); AND
                            E.F. BURLINGHAM  & SONS
                              AND SUBSIDIARY (EFB)

                    Pro Forma Combined Financial Information
                                  (Unaudited)


The following pro forma combined summary of operations combines the results of operations of ABT, ATSS, CSI, B-H, W-L/G and EFB for the year ended June 30, 1996 and for the nine-month period ended March 31, 1997. The business of these entities is subject to wide seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma combined summary balance sheet reflects ABT's consolidated balance sheet as of March 31, 1997 combined with EFB's consolidated balance sheet as of March 31, 1997. The pro forma combined financial information should be read in conjunction with the historical statements.

                            AGRIBIOTECH, INC. (ABT);
                        ARNOLD-THOMAS SEED SERVICE, INC.
                        (ATSS); CLARK SEEDS, INC. (CSI);
                       BEACHLEY-HARDY SEED COMPANY (B-H);
                     W-L RESEARCH, INC. AND GERMAIN'S, INC.
                           (COLLECTIVELY W-L/G); AND
                            E.F. BURLINGHAM  & SONS
                              AND SUBSIDIARY (EFB)

                    Pro Forma Combined Summary of Operations
                                  (Unaudited)

                            Year ended June 30, 1996

                                                ABT (A)     ATSS (A)    CSI (A)      B-H (A)      W-L/G (A)
                                              -----------   --------   --------   -----------   -----------
Revenues                                      $25,961,541    250,280    497,338     2,847,920    21,730,598
Cost of sales                                  19,235,670    113,202    103,077     2,632,721    17,054,073
                                              -----------    -------    -------    ----------    ----------
  Gross profit                                  6,725,871    137,078    394,261       215,199     4,676,525

Operating expenses                              9,636,863    112,781    280,634     2,042,304     6,771,376
                                              -----------    -------    -------    ----------    ----------

       Income (loss) from  operations          (2,910,992)    24,297    113,627    (1,827,105)   (2,094,851)



Other income (expense)                           (413,140)    (7,794)   (18,292)     (151,446)     (532,319)
                                              -----------    -------    -------    ----------    ----------


       Net earnings (loss)                     (3,324,132)    16,503     95,335    (1,978,551)   (2,627,170)
                                                             =======    =======    ==========    ==========

Discount and imputed dividends on
  preferred stock                               2,317,625
                                              -----------

Net (loss) attributable to common stock       $(5,641,757)
                                              ===========

Shares of common stock used in computing
  (loss) per common share:
      Basic                                     7,458,594
      Diluted                                   7,458,594
                                              ===========
      Net (loss) per common share:
          Basic                               $     (0.76)
          Diluted                                   (0.76)
                                              ===========

                                                                             Pro Forma
                                                 EFB (A)     Adjustments     combined
                                               -----------   ------------

Revenues                                        31,126,896       (171,859)       82,242,714
Cost of sales                                   26,199,376       (171,859)       65,166,260
                                                ----------      ---------       -----------
  Gross profit                                   4,927,520             -         17,076,454
                                                                 (383,140)(J)
Operating expenses                               4,516,608     (1,272,425)(C)    21,705,001
                                                ----------     ----------       -----------

       Income (loss) from  operations              410,912      1,655,565        (4,628,547)


Other income (expense)                            (123,448)   (1,882,106)(D)     (3,128,545)
                                                 ---------    ----------        -----------

       Net earnings (loss)                         287,464      (226,541)        (7,757,092)
                                                 =========    ==========

Discount and imputed dividends on
  preferred stock                                                                  2,317,625
                                                                                 -----------

Net (loss) attributable to common stock                                          (10,074,717)
                                                                                 ===========

Shares of common stock used in computing
  (loss) per common share:
      Basic                                                      297,827(E)        7,756,421
      Diluted                                                    297,827(E)        7,756,421
                                                              ==========         ===========
      Net (loss) per common share:
          Basic                                                                        (1.30)
          Diluted                                                                      (1.30)
                                                                                 ===========

                           AGRIBIOTECH, INC. (ABT);
                        ARNOLD-THOMAS SEED SERVICE, INC.
                        (ATSS); CLARK SEEDS, INC. (CSI);
                       BEACHLEY-HARDY SEED COMPANY (B-H);
                     W-L RESEARCH, INC. AND GERMAIN'S, INC.
                           (COLLECTIVELY W-L/G); AND
                            E.F. BURLINGHAM  & SONS
                              AND SUBSIDIARY (EFB)

                    Pro Forma Combined Summary of Operations
                                  (Unaudited)

                     Nine-month period ended March 31, 1997

                                                                                                             Pro Forma
                                             ABT (B)      W-L/G (B)      EFB (B)      Adjustments             combined
                                           ------------   ----------   -----------   -------------          ----------
Revenues                                   $41,164,828    2,671,772    31,040,752        (668,881)           74,208,471
Cost of sales                               31,005,534    1,816,236    25,439,688        (668,881)           57,592,577
                                           -----------    ---------    ----------       ---------            ----------
  Gross profit                              10,159,294      855,536     5,601,064             --             16,615,894
                                                                                         (309,276)(J)
                                                                                        ---------

Operating expenses                          10,814,219    1,014,557     3,383,987         (44,878)(C)        14,858,609
                                           -----------    ---------    ----------       ---------            ----------
        Income (loss) from operations         (654,925)    (159,021)    2,217,077         354,154             1,757,285

Other income (expense)                        (534,001)      57,075        (7,314)       (891,668)(D)        (1,375,908)
                                           -----------    ---------    ----------       ---------            ----------

        Net earnings (loss)                 (1,188,926)    (101,946)    2,209,763        (537,514)              381,377
                                                          =========    ==========        ========

Discount and imputed dividends on
  preferred stock                            3,203,045                                                        3,203,045
                                           -----------                                                        ---------

Net (loss) attributable to common stock    $(4,391,971)                                                      (2,821,668)
                                           ===========                                                        =========

Shares of common stock used in computing
  (loss) per common share:
      Basic                                 13,301,201                                                       13,301,201
      Diluted                               13,301,201                                                       13,301,201
                                           ===========                                                      ===========
      Net (loss) per common share:
          Basic                            $     (0.33)                                                           (0.21)
          Diluted                                (0.33)                                                           (0.21)
                                           ===========                                                      ===========

                           AGRIBIOTECH, INC. (ABT);
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS); CLARK SEEDS, INC. (CSI);
                      BEACHLEY-HARDY SEED COMPANY (B-H);
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                           (COLLECTIVELY W-L/G); and
                            E.F. BURLINGHAM  & SONS
                             and SUBSIDIARY (EFB)

                       Pro Forma Combined Balance Sheet
                                  (Unaudited)

                                March 31, 1997

                                                                                                                       Pro forma
                                                             ABT(G)              EFB(G)             Adjustments        Combined
                                                           ----------          ----------          -------------       ----------
         ASSETS
Current assets:
      Cash and cash equivalents                             $    644,411           388,280                                1,032,691
      Accounts receivable                                     18,266,638         3,782,856            (255,206) (H)      21,794,288
      Inventories                                             20,092,607         4,010,608             (15,636) (I)      24,087,579
      Other                                                      368,995                -                                   368,995
                                                            ------------        ----------          ----------          -----------
                Total current assets                          39,372,651         8,181,744            (270,842)          47,283,553
Property, plant and equipment, net                            12,783,273         1,165,042           1,071,768  (I)      15,020,083
Intangible assets, net of accumulated amortization             2,266,965         1,432,908           3,817,456  (I)       7,517,329
Investment in associated entity, at equity                       783,577             -                                      783,577
Other assets                                                      83,889           198,101            (165,852) (I)         116,138
                                                            ------------        ----------          ----------          -----------
                Total assets                                $ 55,290,355        10,977,795           4,452,530           70,720,680
                                                            ============        ==========          ==========          ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Short-term debt                                       $ 15,047,493           165,118          10,200,000  (I)      25,412,611
      Current installments of long-term debt                     639,436            56,500                                  695,936
      Accounts payable                                        10,562,330         3,132,915            (255,206) (H)      13,440,039
      Accrued liabilities                                      1,267,166           714,321              (8,000) (I)       1,973,487
                                                            ------------        ----------          ----------          -----------
                Total current liabilities                     27,516,425         4,068,854           9,936,794           41,522,073
Long-term debt, excluding current installments                 1,717,725         1,424,677                                3,142,402
                                                            ------------        ----------          ----------          -----------
                Total liabilities                             29,234,150         5,493,531           9,936,794           44,664,475
                                                            ------------        ----------          ----------          -----------
Stockholders' equity:
      Preferred stock                                                  2                 -                                        2
      Common stock                                                19,830               200                (200) (I)          19,830
      Capital in excess of par value                          36,936,615                 -                               36,936,615
      Accumulated (deficit)                                  (10,900,242)        5,484,064          (5,484,064) (I)     (10,900,242)
                                                            ------------        ----------          ----------          -----------
                Total stockholders' equity                    26,056,205         5,484,264          (5,484,264)          26,056,205
                                                            ------------        ----------          ----------          -----------
                Total liabilities and stockholders' equity  $ 55,290,355        10,977,795           4,452,530           70,720,680
                                                            ============         ==========          ==========          ===========

                            AGRIBIOTECH, INC. (ABT);
                        ARNOLD-THOMAS SEED SERVICE, INC.
                        (ATSS); CLARK SEEDS, INC. (CSI);
                       BEACHLEY-HARDY SEED COMPANY (B-H);
                     W-L RESEARCH, INC. AND GERMAIN'S, INC.
                           (COLLECTIVELY W-L/G); AND
                            E.F. BURLINGHAM  & SONS
                              AND SUBSIDIARY (EFB)

               Notes to Pro Forma Combined Financial Information
                                  (Unaudited)

(A) The year ended June 30, 1996 for ABT includes the operations of ATSS and CSI for the period from October 1, 1995 through June 30, 1996, and the operations of B-H for the period from February 1, 1996 through June 30, 1996. The amounts under the ATSS and CSI columns are for the three-month period ended August 31, 1995. The amounts under the B-H column are for the seven-month period ended January 31, 1996. The amounts under the W-L/G and EFB columns are for the twelve-month period ended June 30, 1996. Income taxes are not presented on a pro forma basis due to a pro forma net loss.

(B) The nine-month period ended March 31, 1997 for ABT includes the operations of ATSS, CSI and B-H for the entire period, the operations of W-L/G for the period from September 1, 1996 through March 31, 1997. The amounts under the W-L/G column are for the two-month period ended August 31, 1996. The amounts under the EFB column are for the nine-month period ended March 31, 1997. Income taxes are not presented on the pro forma net income as they would be offset by a partial reversal of the valuation allowance provided against ABT's deferred tax assets.

(C) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustments in connection with applying purchase accounting.

(D) To reflect reduction of interest income earned and additional interest expense for the cash purchase price of the acquisitions.

(E) To reflect shares of ABT common stock issued in connection with the acquisitions as if they had been outstanding for the entire period.

(F)  To eliminate sales made by EFB to other ABT entities.

(G) The consolidated balance sheet of ABT as of March 31, 1997 includes the accounts of ATSS, CSI, B-H and W-L/G. The amounts under the EFB column reflect their accounts as of March 31, 1997.

(H)  To eliminate intercompany balances.

(I)  To reflect the application of purchase acocunting to the EFB acquistion.

(J)  Known reductions in officers' compensation and employee benefits.

                                   SIGNATURES


    Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AGRIBIOTECH, INC.,
                                            (Registrant)


Date:  August 10, 1998                          By: /s/ Henry A. Ingalls
       ---------------                             ----------------------
                                                   Henry A. Ingalls,